EXHIBIT A
                            (AS OF MAY 28, 2019)

                           INDEX SERIES OF THE TRUST

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INDEX SERIES                                                  EFFECTIVE DATE
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First Trust STOXX European Select Dividend Index Fund           10/12/2010
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First Trust FTSE EPRA/NAREIT Developed Markets                  10/12/2010
Real Estate Index Fund
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First Trust Dow Jones Global Select Dividend Index Fund         10/12/2010
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First Trust Global Wind Energy Index ETF                        10/12/2010
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First Trust Global Engineering and Construction Index ETF       10/12/2010
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First Trust NASDAQ Clean Edge Smart Grid Infrastructure         10/12/2010
 Index Fund
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First Trust Indxx Global Natural Resources Income ETF           10/12/2010
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First Trust Indxx Global Agriculture ETF                        10/12/2010
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First Trust BICK Index Fund                                     10/12/2010
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First Trust Indxx NextG ETF (fka First Trust NASDAQ             02/15/2011
Smartphone  Index Fund)
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First Trust NASDAQ Global Auto Index Fund                       05/06/2011
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First Trust Cloud Computing Index Fund                          07/05/2011
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First Trust International IPO ETF                               10/10/2014
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First Trust NASDAQ Cybersecurity ETF                            07/02/2015
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First Trust IPOX Europe Equity Opportunities ETF                10/01/2018
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First Trust Dow Jones International Internet ETF                10/31/2018
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